UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04264

Name of Fund: Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/05

Date of reporting period: 09/01/04 - 08/31/05

Item 1 - Report to Stockholders

               Merrill Lynch
               California Insured Municipal
               Bond Fund
               Of Merrill Lynch California Municipal Series Trust

Annual Report
August 31, 2005

Merrill Lynch California Insured Municipal Bond Fund

Portfolio Information as of August 31, 2005

                                                                      Percent of
Distribution by Market Sector                                  Total Investments
--------------------------------------------------------------------------------
Other Revenue Bonds ...................................................    67.0%
General Obligation Bonds ..............................................    31.1
Mutual Funds ..........................................................     0.2
Other+ ................................................................     1.7
--------------------------------------------------------------------------------
+     Includes portfolio holdings in short-term investments.

Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
AAA/Aaa ...............................................................    90.9%
AA/Aa .................................................................     0.8
A/A ...................................................................     1.7
NR (Not Rated) ........................................................     4.7
Other* ................................................................     1.9
--------------------------------------------------------------------------------
* Includes portfolio holdings in mutual funds, variable rate demand notes and short-term investments.

Important Tax Information

All of the net investment income distributions paid monthly by Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch Municipal Series Trust during the taxable year ended August 31, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2005

A Letter From the President

Dear Shareholder

Amid what we've coined a "muddle through" year for the financial markets, the major market benchmarks managed to post positive results for the current reporting period:

Total Returns as of August 31, 2005                             6-month    12-month
===================================================================================
U.S. equities (Standard & Poor's 500 Index)                      +2.33%     +12.56%
-----------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                     +5.75%     +23.10%
-----------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)  +1.98%     +23.58%
-----------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)              +2.85%     + 4.15%
-----------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)   +2.85%     + 5.31%
-----------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)   +1.35%     + 8.98%
-----------------------------------------------------------------------------------

Since June 2004, the Federal Reserve Board (the Fed) has tirelessly advanced its interest rate-hiking program, bringing the federal funds rate to 3.5% by August 31 (and to 3.75% on September 20). Economists and investors have struggled to project the Fed's future moves, vacillating from expectations for an impending end to monetary tightening to fears that the central bank may increase interest rates more than is necessary to moderate economic growth and keep inflation in check. Most recently, the devastation of Hurricane Katrina added a new element of ambiguity in terms of its impact on the economy and Fed sentiment. Many now believe the Fed will suspend its interest rate-hiking campaign at some point this year.

Equity market returns over the past several months have reflected a degree of investor uncertainty. After a strong finish to 2004, the S&P 500 Index posted gains in four of the first eight months of 2005. Up to this point, strong corporate earnings reports and low long-term bond yields have worked in favor of equities. Factors that pose the greatest risks to stocks include record-high oil prices, continued interest rate hikes and the possibility for disappointing earnings for the remainder of the year.

Fixed income markets have fared relatively well in the face of monetary tightening. As the short end of the yield curve moved in concert with Fed interest rate hikes, long-term bond yields remained low, perpetuating the yield curve flattening trend. Because bond prices move in the opposite direction of yields, the result has been that longer-term bonds have outperformed short-term bonds. At period end, the spread between two-year and 10-year Treasury yields was just 18 basis points (.18%).

Financial markets are likely to face continued crosscurrents for the remainder of 2005, particularly as the economy digests the impact of Hurricane Katrina. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.

                                      Sincerely,


                                      /s/ Robert C. Doll, Jr.

                                      Robert C. Doll, Jr.
                                      President and Trustee


     MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2005   3

A Discussion With Your Fund's Portfolio Manager

      The Fund remained the highest-yielding California insured municipal bond fund among its peers while also maintaining a relatively high degree of credit quality.

Describe the recent market environment relative to municipal bonds.

Over the past year, long-term bond yields generally declined as their prices, which move in the opposite direction, increased. Most recently, the devastation of Hurricane Katrina throughout the U.S. Gulf Coast prompted a strong rally in bond prices. The resultant higher energy prices and expected declines in consumer confidence and spending pushed longer-term interest rates lower as the period came to a close.

The Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the period, lifting the federal funds target to 3.50% by period-end (and to 3.75% on September 20). As short-term interest rates moved higher in concert with the Fed interest rate hikes and longer-term bond yields declined, the yield curve continued to flatten. During the past 12 months, 30-year U.S. Treasury bond yields declined 68 basis points (.68%) to 4.25% and 10-year Treasury note yields fell 11 basis points to 4.02%. By comparison, the two-year Treasury yield rose 143 basis points to 3.84%.

Tax-exempt bond yields exhibited a similar pattern during the year. The yield on 30-year revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 26 basis points to 4.83%. According to Municipal Market Data, the yield on AAA-rated issues maturing in 30 years declined 48 basis points to 4.22% while the yield on AAA-rated bonds maturing in 10 years remained unchanged at 3.50%.

Declining tax-exempt bond yields continued to encourage municipalities to issue new debt and refund outstanding, higher-couponed issues. Over the past year, more than $384 billion in new long-term tax-exempt bonds was issued, an increase of greater than 7.5% versus last year's total of $357 billion. In the past six months, more than $217 billion in new municipal bonds was underwritten, an increase of 16.3% versus the same period in 2004. During the first six months of 2005, the volume of refunding issues increased more than 50% compared to underwritings during the first half of 2004. In August 2005, refunding issuance increased 18% compared to August 2004 levels. The refunding issues have been heavily weighted in the 10-year - 20-year maturity range, putting pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand for municipal product has remained generally positive. The most current statistics from the Investment Company Institute indicate that, year-to-date through July 31, 2005, net new cash flows into long-term municipal bond funds have exceeded $4.2 billion -- a significant improvement from the $12.4 billion net outflow seen during the same period in 2004. Weekly figures for August, as reported by AMG Data Service, pointed to continued positive flows.

Notably, throughout much of the past six months, high yield tax-exempt bond funds have been the principal target for the new cash inflows. During August, these lower-rated/non-rated bond funds received an average of $150 million per week. The need to invest these cash flows has led to strong demand for lower-rated issues and a consequent narrowing of credit spreads. Additionally, an increasing percentage of insured issuance has further reduced the availability of lower-rated municipal securities, lending more support to higher prices for these issues.

Municipal bond issues have underperformed their taxable counterparts in recent months as U.S. Treasury bonds have enjoyed increased demand from foreign governments, which are unable to benefit from the tax advantage inherent in tax-exempt products. This underperformance, however, has resulted in attractive tax-exempt bond yield ratios and, we believe, should continue to attract both traditional and nontraditional investors to the municipal marketplace.

The communities shattered by Hurricane Katrina will require extensive reconstruction. It is far too early to estimate the amount of tax-exempt debt that may be required to finance these efforts or to assess the overall impact on the municipal market. However, much of the rebuilding is likely to be funded through federal loans and grants, and the reconstruction will likely be spread over a number of years. Consequently, any municipal bond issuance prompted by Katrina is not likely to disrupt the tax-exempt market in the near future.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended August 31, 2005, Merrill Lynch California Insured Municipal Bond Fund's Class A, Class B, Class C and Class I Shares had total returns of +4.40, +3.98%, +3.88% and +4.50%, respectively. (Fund results shown do not reflect sales charges and would


4    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2005
be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the Fund's unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned +5.31%, and its comparable Lipper category of California Insured Municipal Debt Funds had an average return of +5.12%. (Funds in this Lipper category invest primarily in securities exempt from taxation in California and insured as to timely payment.)

We attribute the Fund's underperformance to its relatively defensive market stance during a year in which long-term interest rates were generally stable or falling. As the year went on, we sought to make the portfolio somewhat less defensive, but our primary focus continued to be on maintaining the portfolio's high levels of current income and credit quality. Accordingly, the Fund was the highest-yielding California insured municipal bond fund in its investment universe, even given our relatively high-quality portfolio. Also detracting from relative performance was our modest use of the Fund's eligible "basket" of uninsured securities. These higher-risk securities -- including tobacco-related credits, which we avoided -- performed strongly during the year as credit spreads (versus higher-quality issues of comparable maturity) narrowed.

Describe conditions in the State of California.

California's economy continued to perform well. Tax collections remained favorable, with revenues for the 2005 fiscal year approximately 10% higher than in fiscal year 2004. These positive developments, however, masked the lack of structural reform that was promised by the administration of Governor Arnold Schwarzenegger. California's budget for fiscal year 2006 relies on several one-time revenue sources to fund a 10% increase in overall spending.

During the period, Governor Schwarzenegger called a special election for November 2005. At this election, voters will consider several initiatives that could help shape the state's future financial direction. The proposals include:
1) a state constitutional amendment that would create a midyear budget review and enable the governor to cut spending when a deficit is forecasted, 2) limits in the growth of state government spending, and 3) nonpartisan legislative redistricting.

Although California remained one of the lowest-rated states in the nation, the yields on the state's general obligation debt continued to fall, while bond prices correspondingly rose. At period-end, California bonds were trading at historically tight spreads, yielding only 10 basis points more than comparable-maturity national issues rated AAA.

What changes were made to the portfolio during the period?

We kept the portfolio's duration -- its sensitivity to changes in interest rates -- somewhat defensive early in the period, moving it to a more neutral stance as the year progressed. Throughout the period, our strategy was to deliver a relatively high current yield and consistent stream of tax-exempt income during what was anticipated to be a flat to rising interest rate environment. Eventually, however, it became clear that interest rates were likely to remain stable or decline for longer than expected, prompting a move toward a more neutral duration posture. Overall, when selecting securities for the portfolio, we continued to focus on bonds offering high levels of coupon income.

Throughout the year, we sought to maintain the portfolio's already-high credit quality. At period-end, 90.9% of the portfolio's holdings were rated AAA, the highest possible credit rating. In the Fund's uninsured basket, we confined new purchases to lower-duration, land-based tax-increment financing transactions (that is, issues that finance the construction of residential properties). These bonds offered yields above 5% and carried investment grade credit ratings. All were reviewed by our Municipal Research Group to ensure consistency with the Fund's investment and risk parameters.

How would you characterize the Fund's position at the close of the period?

We are maintaining the Fund's high credit quality. With credit spreads having reached historically tight levels, we believe it is prudent to preserve our credit standards. We are moving the portfolio's duration toward what we consider a more neutral stance, but this process is not yet complete. We will continue to look for opportunities to add to the Fund's duration -- ideally during periods of market weakness, which would allow us to buy longer-dated securities at more attractive valuations. Finally, we will strive to maintain the Fund's position as the industry leader in delivering a relatively high level of tax-exempt income to shareholders in the high-tax State of California.

Walter C. O'Connor, CFA
Vice President and Portfolio Manager

September 14, 2005


     MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2005   5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.10% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser reimbursed a portion of its fee. Without such reimbursement, the Fund's total returns may have been lower.

Recent Performance Results

Average Annual Total Return

                                                                  6-Month        12-Month        10-Year       Standardized
As of August 31, 2005                                          Total Return    Total Return    Total Return    30-Day Yield
===========================================================================================================================
ML California Insured Municipal Bond Fund Class A Shares*          +2.02%          +4.40%         +72.69%          3.41%
---------------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class B Shares*          +1.82           +3.98          +65.85           3.15
---------------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class C Shares*          +1.77           +3.88          +64.18           3.05
---------------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class I Shares*          +2.08           +4.50          +74.42           3.50
---------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                             +2.85           +5.31          +82.55             --
---------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
** This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.


6    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2005

ML California Insured Municipal Bond Fund's Class A and Class B Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from August 1995 to August 2005:

                               8/95         8/96         8/97         8/98         8/99
ML California Insured
Municipal Bond Fund+--
Class A Shares*                $ 9,600      $10,214      $11,087      $12,007      $11,769

ML California Insured
Municipal Bond Fund+--
Class B Shares*                $10,000      $10,597      $11,456      $12,356      $12,062

                               8/00         8/01         8/02         8/03         8/04     8/05
ML California Insured
Municipal Bond Fund+--
Class A Shares*                $12,582      $13,826      $14,583      $14,927      $15,880  $16,579

ML California Insured
Municipal Bond Fund+--
Class B Shares*                $12,844      $14,056      $14,767      $15,054      $15,950  $16,585

                               8/95         8/96         8/97         8/98         8/99
Lehman Brothers Municipal
Bond Index++                   $10,000      $10,524      $11,497      $12,491      $12,553

                               8/00         8/01         8/02         8/03         8/04     8/05
Lehman Brothers Municipal
Bond Index++                   $13,404      $14,770      $15,692      $16,184      $17,335  $18,255

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML California Insured Municipal Bond Fund invests primarily in long-term investment grade obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 8/31/05                              +4.40%            +0.22%
--------------------------------------------------------------------------------
Five Years Ended 8/31/05                            +5.67             +4.81
--------------------------------------------------------------------------------
Ten Years Ended 8/31/05                             +5.62             +5.19
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                     Return            Return
                                                  Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 8/31/05                               +3.98%            -0.01%
--------------------------------------------------------------------------------
Five Years Ended 8/31/05                             +5.25             +4.92
--------------------------------------------------------------------------------
Ten Years Ended 8/31/05                              +5.19             +5.19
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.


     MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2005   7

Performance Data (concluded)

ML California Insured Municipal Bond Fund's Class C and Class I Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class I Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from August 1995 to August 2005:

                               8/95         8/96         8/97         8/98         8/99
ML California Insured
Municipal Bond Fund+--
Class C Shares*                $10,000      $10,586      $11,432      $12,308      $12,013

ML California Insured
Municipal Bond Fund+--
Class I Shares*                $ 9,600      $10,224      $11,100      $12,033      $11,816

                               8/00         8/01         8/02         8/03         8/04     8/05
ML California Insured
Municipal Bond Fund+--
Class C Shares*                $12,779      $13,971      $14,663      $14,933      $15,806  $16,418

ML California Insured
Municipal Bond Fund+--
Class I Shares*                $12,645      $13,908      $14,673      $15,047      $16,023  $16,745

                               8/95         8/96         8/97         8/98         8/99
Lehman Brothers Municipal
Bond Index++                   $10,000      $10,524      $11,497      $12,491      $12,553

                               8/00         8/01         8/02         8/03         8/04     8/05
Lehman Brothers Municipal
Bond Index++                   $13,404      $14,770      $15,692      $16,184      $17,335  $18,255

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML California Insured Municipal Bond Fund invests primarily in long-term investment grade obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                     Return            Return
                                                  Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 8/31/05                               +3.88%            +2.88%
--------------------------------------------------------------------------------
Five Years Ended 8/31/05                             +5.14             +5.14
--------------------------------------------------------------------------------
Ten Years Ended 8/31/05                              +5.08             +5.08
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 8/31/05                              +4.50%            +0.32%
--------------------------------------------------------------------------------
Five Years Ended 8/31/05                            +5.78             +4.92
--------------------------------------------------------------------------------
Ten Years Ended 8/31/05                             +5.72             +5.29
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


8    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2005

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on March 1, 2005 and held through August 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                          Expenses Paid
                                                       Beginning         Ending        During the Period*
                                                     Account Value    Account Value      March 1, 2005
                                                     March 1, 2005   August 31, 2005   to August 31, 2005
=========================================================================================================
Actual
=========================================================================================================
Class A                                                 $1,000          $1,020.20            $4.02
---------------------------------------------------------------------------------------------------------
Class B                                                 $1,000          $1,018.20            $6.05
---------------------------------------------------------------------------------------------------------
Class C                                                 $1,000          $1,017.70            $6.56
---------------------------------------------------------------------------------------------------------
Class I                                                 $1,000          $1,020.80            $3.51
=========================================================================================================
Hypothetical (5% annual return before expenses)**
=========================================================================================================
Class A                                                 $1,000          $1,021.22            $4.02
---------------------------------------------------------------------------------------------------------
Class B                                                 $1,000          $1,019.21            $6.06
---------------------------------------------------------------------------------------------------------
Class C                                                 $1,000          $1,018.70            $6.56
---------------------------------------------------------------------------------------------------------
Class I                                                 $1,000          $1,021.73            $3.52
---------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.79% for Class A, 1.19% for Class B, 1.29% for Class C and .69% for Class I) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


     MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2005   9

Schedule of Investments                                           (in Thousands)

                 Face
               Amount      Municipal Bonds                                                          Value
===========================================================================================================
California--94.3%
-----------------------------------------------------------------------------------------------------------
              $ 2,625      ABAG Finance Authority for Nonprofit Corporations,
                           California, COP (Children's Hospital Medical Center),
                           6% due 12/01/2029 (a)                                                   $  2,910
-----------------------------------------------------------------------------------------------------------
                3,750      Alameda Corridor Transportation Authority, California,
                           Local Agency Special Tax Revenue Bonds (Community
                           Facility Number 1), Series A, 7% due 8/01/2019                             3,933
-----------------------------------------------------------------------------------------------------------
                3,600      Alameda Corridor Transportation Authority, California,
                           Revenue Bonds, Senior Lien, Series A, 5.25%
                           due 10/01/2021 (g)                                                         3,877
-----------------------------------------------------------------------------------------------------------
                           Anaheim, California, Public Financing Authority:
                6,000            Electric System Distribution Facilities Revenue Bonds,
                                 Series A, 5% due 10/01/2031 (f)                                      6,291
                4,000            Tax Allocation Revenue Refunding Bonds, RITES,
                                 10.37% due 12/28/2018 (g)(i)                                         4,772
-----------------------------------------------------------------------------------------------------------
                2,000      Bakersfield, California, COP, Refunding (Convention Center
                           Expansion Project), 5.875% due 4/01/2022 (g)                               2,104
-----------------------------------------------------------------------------------------------------------
                2,935      Bay Area Government Association, California, Tax
                           Allocation Revenue Bonds (California Redevelopment
                           Agency Pool), Series A, 5.125% due 9/01/2025 (j)                           3,157
-----------------------------------------------------------------------------------------------------------
                  770      Bay Area Government Association, California, Tax Alloca-
                           tion Revenue Refunding Bonds (California Redevelopment
                           Agency Pool), Series A, 6% due 12/15/2024 (f)                                784
-----------------------------------------------------------------------------------------------------------
                           California Educational Facilities Authority, Revenue
                           Refunding Bonds (g):
                9,000            RIB, Series 413, 9.25% due 10/01/2026 (i)                            9,904
                1,025            (University of the Pacific), 5.875% due 11/01/2020                   1,143
-----------------------------------------------------------------------------------------------------------
                3,000      California Health Facilities Financing Authority, Insured
                           Health Facility Revenue Refunding Bonds (Catholic
                           Healthcare West), Series A, 6% due 7/01/2017 (g)                           3,135
-----------------------------------------------------------------------------------------------------------
                           California Health Facilities Financing Authority
                           Revenue Bonds:
               10,000            DRIVERS, Series 181, 8.209% due 6/01/2022 (f)(i)                    11,435
                5,000            (Kaiser Permanente), RIB, Series 26, 8.23%
                                 due 6/01/2022 (f)(i)                                                 5,718
                2,000            (Scripps Memorial Hospital), Series A, 6.375%
                                 due 10/01/2005 (e)(g)                                                2,006
                2,080            (Sutter Health), Series A, 6.25% due 8/15/2035                       2,352
-----------------------------------------------------------------------------------------------------------
                   10      California Health Facilities Financing Authority Revenue
                           Refunding Bonds (Adventist Hospital), VRDN, Series C,
                           2.25% due 9/01/2015 (g)(h)                                                    10
-----------------------------------------------------------------------------------------------------------
                4,500      California State Department of Water Resources, Power
                           Supply Revenue Bonds, Series A, 5.75% due 5/01/2017                        5,050
-----------------------------------------------------------------------------------------------------------
                           California State Public Works Board, Lease Revenue Bonds:
                2,800            (Department of Health Services), Series A,
                                 5.625% due 11/01/2019 (g)                                            3,080
                3,000            (Various Community College Projects), Series A,
                                 5.625% due 3/01/2016 (a)                                             3,101
-----------------------------------------------------------------------------------------------------------
                           California State Public Works Board, Lease Revenue
                           Refunding Bonds:
               10,000            (Department of Corrections), Series B,
                                 5.625% due 11/01/2019 (g)                                           10,513
                1,500            (Various Community College Projects), Series B,
                                 5.625% due 3/01/2019 (a)                                             1,550
-----------------------------------------------------------------------------------------------------------
                1,580      California State University and Colleges, Housing System
                           Revenue Refunding Bonds, 5.80% due 11/01/2005 (d)(e)                       1,620
-----------------------------------------------------------------------------------------------------------
                6,000      California Statewide Communities Development Authority,
                           COP, Refunding (Huntington Memorial Hospital),
                           5.80% due 7/01/2006 (b)(e)                                                 6,265
-----------------------------------------------------------------------------------------------------------
                2,475      California Statewide Communities Development Authority,
                           Health Facility Revenue Bonds (Memorial Health Services),
                           Series A, 6% due 10/01/2023                                                2,780
-----------------------------------------------------------------------------------------------------------
                           Capistrano, California, Unified School District, Community
                           Facility District, Special Tax Bonds:
                1,720            (No. 05-1 Rancho Madrina), 5.15% due 9/01/2029                       1,749
                1,200            (No. 90-2 Talega), 6% due 9/01/2032                                  1,299
-----------------------------------------------------------------------------------------------------------
                6,380      Capistrano, California, Unified School District, Community
                           Facility District, Special Tax Refunding Bonds,
                           5% due 9/01/2023 (d)                                                       6,885
-----------------------------------------------------------------------------------------------------------
                1,000      Coachella Valley, California, Unified School District,
                           Capital Appreciation, GO (Election of 2005), Series A,
                           5.09%* due 8/01/2030 (d)                                                     314
-----------------------------------------------------------------------------------------------------------
                5,585      Contra Costa County, California, Public Financing Authority,
                           Lease Revenue Refunding Bonds (Various Capital Facilities),
                           Series A, 5.35% due 8/01/2024 (g)                                          5,934
-----------------------------------------------------------------------------------------------------------
                           Corona, California, COP, Refunding (Corona Community) (e):
                2,065            8% due 3/01/2010                                                     2,470
                2,230            8% due 3/01/2011                                                     2,745
                2,410            8% due 3/01/2012                                                     3,052
                2,605            8% due 3/01/2013                                                     3,379
                2,810            8% due 3/01/2014                                                     3,713
-----------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of Merrill Lynch California Insured Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT            Alternative Minimum Tax (subject to)
COP            Certificates of Participation
DRIVERS        Derivative Inverse Tax-Exempt Receipts
GO             General Obligation Bonds
RIB            Residual Interest Bonds
RITES          Residual Interest Tax-Exempt Securities
RITR           Residual Interest Trust Receipts
ROLS           Reset Option Long Securities
VRDN           Variable Rate Demand Notes


10   MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2005

Schedule of Investments (continued)                               (in Thousands)

                 Face
               Amount      Municipal Bonds                                                          Value
===========================================================================================================
California (continued)
-----------------------------------------------------------------------------------------------------------
              $ 1,250      Cucamonga, California, County Water District, COP,
                           Refunding, 5.50% due 9/01/2024 (d)                                      $  1,390
-----------------------------------------------------------------------------------------------------------
                1,000      Elk Grove, California, East Franklin Community Number 1
                           Special Tax, Series A, 6% due 8/01/2007 (e)                                1,089
-----------------------------------------------------------------------------------------------------------
                5,000      Elk Grove, California, Finance Authority, Special Tax
                           Revenue Refunding Bonds, 5% due 9/01/2036 (a)                              5,320
-----------------------------------------------------------------------------------------------------------
                3,000      Etiwanda School District, California, Community Facilities
                           District Number 8, Special Tax, 6.25% due 9/01/2032                        3,190
-----------------------------------------------------------------------------------------------------------
                3,620      Fremont, California, GO (Election of 2002), Series B,
                           5% due 8/01/2029 (d)                                                       3,858
-----------------------------------------------------------------------------------------------------------
                2,000      Glendale, California, Unified School District, GO, Series F,
                           5% due 9/01/2028 (g)                                                       2,122
-----------------------------------------------------------------------------------------------------------
                2,250      Grossmont, California, Unified High School District, COP,
                           5.75% due 9/01/2008 (e)(f)                                                 2,473
-----------------------------------------------------------------------------------------------------------
                2,750      Hawthorne, California, School District, GO, Series A,
                           5.50% due 11/01/2008 (d)(e)                                                3,013
-----------------------------------------------------------------------------------------------------------
                5,080      Irvine, California, Unified School District, Special Tax
                           Refunding Bonds (Community Facilities District No. 86-1),
                           5.50% due 11/01/2017 (a)                                                   5,446
-----------------------------------------------------------------------------------------------------------
                3,000      La Quinta, California, Financing Authority, Local Agency
                           Tax Allocation and Revenue Refunding Bonds, ROLS,
                           Series II-R-412X, 7.652% due 9/01/2034 (a)(i)                              3,436
-----------------------------------------------------------------------------------------------------------
                4,000      Los Angeles, California, COP (Sonnenblick Del Rio West
                           Los Angeles), 6.20% due 11/01/2031 (a)                                     4,546
-----------------------------------------------------------------------------------------------------------
                3,000      Los Angeles, California, Community College District, GO,
                           Series A, 5.50% due 8/01/2011 (e)(g)                                       3,373
-----------------------------------------------------------------------------------------------------------
                7,000      Los Angeles, California, Convention and Exhibition Center
                           Authority, COP, 9% due 12/01/2020 (a)                                      7,107
-----------------------------------------------------------------------------------------------------------
                           Los Angeles, California, Harbor Department Revenue
                           Bonds, AMT:
                7,000            RITR, Series RI-7, 9.655% due 11/01/2026 (g)(i)                      7,609
                1,000            Series B, 5.375% due 11/01/2023                                      1,030
-----------------------------------------------------------------------------------------------------------
                4,785      Los Angeles, California, Harbor Department Revenue
                           Refunding Bonds, 7.60% due 10/01/2018 (c)(g)                               5,995
-----------------------------------------------------------------------------------------------------------
                1,090      Los Angeles, California, Unified School District, GO,
                           Series A, 5% due 7/01/2022 (f)                                             1,181
-----------------------------------------------------------------------------------------------------------
                2,350      Los Angeles, California, Wastewater System, Revenue
                           Refunding Bonds, Series A, 5% due 6/01/2032 (f)                            2,484
-----------------------------------------------------------------------------------------------------------
                           Los Angeles, California, Water and Power Revenue
                           Refunding Bonds (Power System):
                5,400            Series A-A-1, 5.25% due 7/01/2020 (f)                                5,835
                4,000            Series A-A-2, 5.375% due 7/01/2021 (g)                               4,351
-----------------------------------------------------------------------------------------------------------
                4,000      Los Angeles County, California, Metropolitan
                           Transportation Authority, Sales Tax Revenue Refunding
                           Bonds, Proposition A, First Tier Senior Series A, 5%
                           due 7/01/2035 (a)                                                          4,279
-----------------------------------------------------------------------------------------------------------
                2,000      Los Rios, California, Community College District, GO
                           (Election of 2002), Series B, 5% due 8/01/2027 (g)                         2,133
-----------------------------------------------------------------------------------------------------------
                2,220      Madera, California, Unified School District, GO
                           (Election 2002), 5% due 8/01/2028 (f)                                      2,339
-----------------------------------------------------------------------------------------------------------
                8,175      Manteca, California, Unified School District, GO,
                           5% due 8/01/2027 (f)                                                       8,732
-----------------------------------------------------------------------------------------------------------
                2,780      Morgan Hill, California, Unified School District, GO,
                           5.25% due 8/01/2019 (d)                                                    3,059
-----------------------------------------------------------------------------------------------------------
                  700      Murrieta, California, Community Facilities District, Special
                           Tax Bonds (No. 04-1 Bremerton), 5.625% due 9/01/2034                         722
-----------------------------------------------------------------------------------------------------------
                4,000      Oakland, California, Alameda County Unified School
                           District, GO (Election of 2000), 5% due 8/01/2027 (g)                      4,284
-----------------------------------------------------------------------------------------------------------
                4,000      Orange County, California, Community Facilities District,
                           Special Tax Bonds (No. 04-1 Ladera Ranch), Series A,
                           5.15% due 8/15/2029                                                        4,069
-----------------------------------------------------------------------------------------------------------
                2,000      Orange County, California, Sanitation District, COP,
                           5.25% due 2/01/2028 (d)                                                    2,161
-----------------------------------------------------------------------------------------------------------
                1,025      Palm Desert, California, Financing Authority, Tax Allocation
                           Revenue Refunding Bonds (Project Area Number 1),
                           5.45% due 4/01/2018 (g)                                                    1,083
-----------------------------------------------------------------------------------------------------------
                1,500      Palm Springs, California, Financing Authority, Lease
                           Revenue Refunding Bonds (Convention Center Project),
                           Series A, 5.50% due 11/01/2029 (g)                                         1,698
-----------------------------------------------------------------------------------------------------------
                5,485      Peralta, California, Community College District, GO
                           (Election of 2000), Series C, 5% due 8/01/2029 (g)                         5,846
-----------------------------------------------------------------------------------------------------------
                1,000      Petaluma, California, Community Development
                           Commission Tax Allocation Bonds (Petaluma Community
                           Development Project), Series A, 5.75% due 5/01/2030 (g)                    1,069
-----------------------------------------------------------------------------------------------------------
                1,000      Port of Oakland, California, Port Revenue Refunding Bonds,
                           Series I, 5.60% due 11/01/2019 (g)                                         1,074
-----------------------------------------------------------------------------------------------------------
                8,295      Port of Oakland, California, RITR, AMT, Class R, Series 5,
                           8.667% due 11/01/2012 (d)(i)                                               9,745
-----------------------------------------------------------------------------------------------------------
               12,710      Port of Oakland, California, Revenue Refunding Bonds,
                           AMT, Series L, 5.375% due 11/01/2027 (d)                                  13,864
-----------------------------------------------------------------------------------------------------------
                1,750      Riverside County, California, Asset Leasing Corporation,
                           Leasehold Revenue Refunding Bonds (Riverside County
                           Hospital Project), Series B, 5.70% due 6/01/2016 (g)                       1,992
-----------------------------------------------------------------------------------------------------------
                           Sacramento, California, City Financing Authority, Capital
                           Improvement Revenue Bonds (Redevelopment Projects) (a):
                2,320            5.75% due 12/01/2009 (e)                                             2,612
                1,545            5.75% due 12/01/2022                                                 1,723
-----------------------------------------------------------------------------------------------------------
                8,000      Sacramento, California, Municipal Utility District, Electric
                           Revenue Refunding Bonds, Series L, 5.125%
                           due 7/01/2022 (g)                                                          8,416
-----------------------------------------------------------------------------------------------------------
               10,000      Sacramento County, California, Airport System Revenue
                           Refunding Bonds, Sub-Series B, 5% due 7/01/2026 (d)                       10,453
-----------------------------------------------------------------------------------------------------------


     MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2005  11

Schedule of Investments (continued)                               (in Thousands)

                 Face
               Amount      Municipal Bonds                                                          Value
===========================================================================================================
California (continued)
-----------------------------------------------------------------------------------------------------------
              $ 1,820      Saddleback Valley, California, Unified School District, GO,
                           5% due 8/01/2029 (f)                                                    $  1,940
-----------------------------------------------------------------------------------------------------------
                3,500      Saddleback Valley, California, Unified School District,
                           Public Financing Authority, Special Tax Revenue Refunding
                           Bonds, Series A, 5.65% due 9/01/2017 (f)                                   3,578
-----------------------------------------------------------------------------------------------------------
                2,000      San Bernardino, California, Joint Powers Financing
                           Authority, Lease Revenue Bonds (Department of
                           Transportation Lease), Series A, 5.50% due 12/01/2020 (g)                  2,052
-----------------------------------------------------------------------------------------------------------
                4,000      San Bernardino, California, Joint Powers Financing
                           Authority, Tax Allocation Revenue Refunding Bonds,
                           Series A, 5.75% due 10/01/2015 (f)                                         4,089
-----------------------------------------------------------------------------------------------------------
                4,000      San Bernardino County, California, COP, Refunding
                           (Medical Center Financing Project), 5.50%
                           due 8/01/2019 (g)                                                          4,048
-----------------------------------------------------------------------------------------------------------
                2,000      San Buenaventura, California, Wastewater Revenue
                           Refunding Bonds, COP, 5% due 3/01/2029 (g)                                 2,113
-----------------------------------------------------------------------------------------------------------
               10,000      San Diego, California, Certificates of Undivided Interest,
                           Water Utility Fund, Net System Revenue Bonds,
                           5% due 8/01/2021 (d)                                                      10,517
-----------------------------------------------------------------------------------------------------------
                           San Diego, California, Public Facilities Financing Authority,
                           Sewer Revenue Bonds (d):
                4,450            Series A, 5.25% due 5/15/2027                                        4,631
                6,175            Series B, 5.25% due 5/15/2027                                        6,426
-----------------------------------------------------------------------------------------------------------
                           San Diego, California, Unified School District, GO
                           (Election of 1998) (f):
                4,235            Series F, 5% due 7/01/2029                                           4,521
                  500            Series G, 5% due 7/01/2029                                             536
-----------------------------------------------------------------------------------------------------------
                7,350      San Diego County, California, Water Authority, Water
                           Revenue Bonds, COP, Series A, 5% due 5/01/2030 (f)                         7,843
-----------------------------------------------------------------------------------------------------------
                4,000      San Diego County, California, Water Authority, Water
                           Revenue Refunding Bonds, COP, Series A, 5%
                           due 5/01/2027 (g)                                                          4,216
-----------------------------------------------------------------------------------------------------------
                6,270      San Francisco, California, Bay Area Rapid Transit District,
                           Sales Tax Revenue Refunding Bonds, Series A, 5%
                           due 7/01/2030 (g)                                                          6,717
-----------------------------------------------------------------------------------------------------------
                1,250      San Francisco, California, City and County Airport
                           Commission, International Airport, Special Facilities
                           Lease Revenue Bonds (SFO Fuel Company LLC), AMT,
                           Series A, 6.10% due 1/01/2020 (f)                                          1,345
-----------------------------------------------------------------------------------------------------------
                4,000      San Francisco, California, State Building Authority, Lease
                           Revenue Bonds (San Francisco Civic Center Complex),
                           Series A, 5.25% due 12/01/2021 (a)                                         4,180
-----------------------------------------------------------------------------------------------------------
                5,790      San Joaquin Hills, California, Transportation Corridor
                           Agency, Toll Road Revenue Refunding Bonds, Series A,
                           5.375% due 1/15/2029 (g)                                                   6,063
-----------------------------------------------------------------------------------------------------------
                1,420      San Jose-Evergreen, California, Community College
                           District, GO, Series B, 5.50% due 9/01/2021 (d)                            1,566
-----------------------------------------------------------------------------------------------------------
                           San Juan, California, Unified School District, GO:
                3,740            5.625% due 8/01/2017 (d)                                             4,160
                3,000            5.70% due 8/01/2019 (f)                                              3,333
                4,345            5.625% due 8/01/2020 (d)                                             4,814
                3,500            (Election of 2002), 5% due 8/01/2028 (g)                             3,711
-----------------------------------------------------------------------------------------------------------
                1,000      San Mateo County, California, Community College District,
                           COP, 5% due 10/01/2029 (g)                                                 1,060
-----------------------------------------------------------------------------------------------------------
                2,240      San Mateo County, California, Joint Powers Authority,
                           Lease Revenue Refunding Bonds (Capital Projects),
                           Series A, 5.125% due 7/15/2028 (f)                                         2,359
-----------------------------------------------------------------------------------------------------------
                1,700      Santa Clara, California, Subordinated Electric Revenue
                           Bonds, Series A, 5% due 7/01/2028 (g)                                      1,802
-----------------------------------------------------------------------------------------------------------
                1,650      Santa Margarita, California, Water District, Special Tax
                           Refunding Bonds (Community Facilities District No. 99),
                           Series 1, 6.20% due 9/01/2020                                              1,799
-----------------------------------------------------------------------------------------------------------
                4,000      Santa Monica, California, Redevelopment Agency, Tax
                           Allocation Bonds (Earthquake Recovery Redevelopment
                           Project), 6% due 7/01/2029 (a)                                             4,395
-----------------------------------------------------------------------------------------------------------
                           Santa Rosa, California, High School District, GO:
                1,000            5.70% due 5/01/2021 (f)                                              1,074
                1,000            (Election of 2002), 5% due 8/01/2028 (g)                             1,060
-----------------------------------------------------------------------------------------------------------
                1,000      Sunnyvale, California, School District, GO (Election of
                           2004), Series A, 5% due 9/01/2027 (f)                                      1,075
-----------------------------------------------------------------------------------------------------------
                           Temecula Valley, California, Unified School District,
                           Community Facilities District, Special Tax Bonds
                           (No. 02-1):
                1,255            5.125% due 9/01/2030                                                 1,279
                1,905            5.125% due 9/01/2035                                                 1,932
-----------------------------------------------------------------------------------------------------------
                1,650      Turlock, California, Public Finance Authority, Sewer
                           Revenue Bonds, Series A, 5% due 9/15/2026 (d)                              1,755
-----------------------------------------------------------------------------------------------------------
                5,500      University of California, Hospital Revenue Refunding
                           Bonds (UCLA Medical Center), Series B, 5.50%
                           due 5/15/2021 (a)                                                          6,148
-----------------------------------------------------------------------------------------------------------
                4,215      Vista, California, Unified School District, GO, Series A,
                           5.25% due 8/01/2025 (f)                                                    4,589
-----------------------------------------------------------------------------------------------------------


12   MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2005

Schedule of Investments (concluded)                               (in Thousands)

                 Face
               Amount      Municipal Bonds                                                          Value
===========================================================================================================
Puerto Rico--4.9%
-----------------------------------------------------------------------------------------------------------
              $ 2,000      Puerto Rico Commonwealth Highway and Transportation
                           Authority, Transportation Revenue Bonds, Series B,
                           5.75% due 7/01/2018 (g)                                                 $  2,239
-----------------------------------------------------------------------------------------------------------
                           Puerto Rico Commonwealth, Infrastructure Financing
                           Authority, Special Tax and Capital Appreciation Revenue
                           Bonds, Series A:
                9,750            4.66%* due 7/01/2033 (d)                                             2,777
                9,750            4.77%* due 7/01/2043 (a)                                             1,700
-----------------------------------------------------------------------------------------------------------
                6,790      Puerto Rico Commonwealth, Public Improvement, GO,
                           5.75% due 7/01/2010 (e)(g)                                                 7,543
-----------------------------------------------------------------------------------------------------------
                6,610      Puerto Rico Commonwealth, Public Improvement, GO,
                           Refunding, 5.70% due 7/01/2020 (g)                                         7,301
-----------------------------------------------------------------------------------------------------------
                           Total Municipal Bonds
                           (Cost--$410,045)--99.2%                                                  439,517
               Shares
                 Held      Mutual Funds                                                             Value
===========================================================================================================
                   69      BlackRock California Insured Municipal 2008
                           Term Trust, Inc.                                                        $  1,086
-----------------------------------------------------------------------------------------------------------
                           Total Mutual Funds
                           (Cost--$1,156)--0.2%                                                       1,086
===========================================================================================================

                           Short-Term Securities
===========================================================================================================
                7,423      CMA California Municipal Money Fund (k)                                    7,423
-----------------------------------------------------------------------------------------------------------
                           Total Short-Term Securities
                           (Cost--$7,423)--1.7%                                                       7,423
===========================================================================================================
Total Investments (Cost--$418,624**)--101.1%                                                        448,026

Liabilities in Excess of Other Assets--(1.1%)                                                        (5,089)
                                                                                                   --------
Net Assets--100.0%                                                                                 $442,937
                                                                                                   ========

* Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
** The cost and unrealized appreciation (depreciation) of investments as of August 31, 2005, as computed for federal income tax purposes, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost ...............................................   $418,248
                                                                       ========
      Gross unrealized appreciation ................................   $ 30,024
      Gross unrealized depreciation ................................       (246)
                                                                       --------
      Net unrealized appreciation ..................................   $ 29,778
                                                                       ========

(a)   AMBAC Insured.
(b)   Connie Lee Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   Prerefunded.
(f)   FSA Insured.
(g)   MBIA Insured.
(h) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(i) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(j)   XL Capital Insured.
(k) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                           Net          Dividend
      Affiliate                                         Activity         Income
      --------------------------------------------------------------------------
      CMA California Municipal Money Fund                 7,417             $31
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


     MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2005  13

Statement of Assets and Liabilities

As of August 31, 2005
=========================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$411,200,517) ..............................                      $ 440,602,782
                       Investments in affiliated securities, at value
                        (identified cost--$7,423,270) ................................                          7,423,270
                       Cash ..........................................................                             44,913
                       Receivables:
                          Interest ...................................................    $   6,331,410
                          Securities sold ............................................        2,259,385
                          Beneficial interest sold ...................................          150,775
                          Dividends (including $386 from affiliates) .................            4,796         8,746,366
                                                                                          -------------
                       Prepaid expenses ..............................................                             34,413
                                                                                                            -------------
                       Total assets ..................................................                        456,851,744
                                                                                                            -------------
=========================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased .......................................       12,653,513
                          Beneficial interest redeemed ...............................          556,079
                          Dividends to shareholders ..................................          361,167
                          Investment adviser .........................................          157,395
                          Distributor ................................................           86,709
                          Other affiliates ...........................................           41,176        13,856,039
                                                                                          -------------
                       Accrued expenses ..............................................                             58,798
                                                                                                            -------------
                       Total liabilities .............................................                         13,914,837
                                                                                                            -------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
                       Net assets ....................................................                      $ 442,936,907
                                                                                                            =============
=========================================================================================================================
Net Assets Consist of
-------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ........................                      $   2,260,383
                       Class B Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ........................                            825,801
                       Class C Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ........................                            390,540
                       Class I Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ........................                            308,573
                       Paid-in capital in excess of par ..............................                        415,541,182
                       Undistributed investment income--net ..........................    $     892,371
                       Accumulated realized capital losses--net ......................       (6,684,208)
                       Unrealized appreciation--net ..................................       29,402,265
                                                                                          -------------
                       Total accumulated earnings--net ...............................                         23,610,428
                                                                                                            -------------
                       Net Assets ....................................................                      $ 442,936,907
                                                                                                            =============
=========================================================================================================================
Net Asset Value
-------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $264,482,243 and 22,603,827
                        shares of beneficial interest outstanding ....................                      $       11.70
                                                                                                            =============
                       Class B--Based on net assets of $96,650,146 and 8,258,012
                        shares of beneficial interest outstanding ....................                      $       11.70
                                                                                                            =============
                       Class C--Based on net assets of $45,699,957 and 3,905,399
                        shares of beneficial interest outstanding ....................                      $       11.70
                                                                                                            =============
                       Class I--Based on net assets of $36,104,561 and 3,085,731
                        shares of beneficial interest outstanding ....................                      $       11.70
                                                                                                            =============

      See Notes to Financial Statements.


14   MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2005

Statement of Operations

For the Year Ended August 31, 2005
=========================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------------
                       Interest ......................................................                      $  23,740,500
                       Dividends (including $30,783 from affiliates) .................                             83,699
                                                                                                            -------------
                       Total income ..................................................                         23,824,199
                                                                                                            -------------
=========================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ......................................    $   2,480,175
                       Account maintenance and distribution fees--Class B ............          536,646
                       Account maintenance and distribution fees--Class C ............          279,468
                       Account maintenance fees--Class A .............................          261,152
                       Accounting services ...........................................          181,744
                       Transfer agent fees--Class A ..................................           88,857
                       Printing and shareholder reports ..............................           57,932
                       Professional fees .............................................           51,223
                       Registration fees .............................................           49,757
                       Transfer agent fees--Class B ..................................           43,104
                       Custodian fees ................................................           30,503
                       Trustees' fees and expenses ...................................           22,512
                       Transfer agent fees--Class C ..................................           18,647
                       Pricing fees ..................................................           16,362
                       Transfer agent fees--Class I ..................................           12,203
                       Other .........................................................           33,407
                                                                                          -------------
                       Total expenses before reimbursement ...........................        4,163,692
                       Reimbursement of expenses .....................................           (8,120)
                                                                                          -------------
                       Total expenses after reimbursement ............................                          4,155,572
                                                                                                            -------------
                       Investment income--net ........................................                         19,668,627
                                                                                                            -------------
=========================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ...........................................        4,957,891
                          Futures contracts--net .....................................         (404,991)        4,552,900
                                                                                          -------------
                       Change in unrealized appreciation on investments--net .........                         (5,182,090)
                                                                                                            -------------
                       Total realized and unrealized loss--net .......................                           (629,190)
                                                                                                            -------------
                       Net Increase in Net Assets Resulting from Operations ..........                      $  19,039,437
                                                                                                            =============

      See Notes to Financial Statements.


     MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2005  15

Statements of Changes in Net Assets

                                                                                                For the Year Ended
                                                                                                     August 31,
                                                                                          -------------------------------
Increase (Decrease) in Net Assets:                                                            2005              2004
=========================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ........................................    $  19,668,627     $  21,525,680
                       Realized gain--net ............................................        4,552,900         1,654,864
                       Change in unrealized appreciation--net ........................       (5,182,090)        5,630,844
                                                                                          -------------------------------
                       Net increase in net assets resulting from operations ..........       19,039,437        28,811,388
                                                                                          -------------------------------
=========================================================================================================================
Dividends to Shareholders
-------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ....................................................      (11,717,196)      (11,895,855)
                          Class B ....................................................       (4,380,225)       (5,720,284)
                          Class C ....................................................       (1,854,212)       (2,053,614)
                          Class I ....................................................       (1,645,811)       (1,776,326)
                                                                                          -------------------------------
                       Net decrease in net assets resulting from dividends to
                        shareholders .................................................      (19,597,444)      (21,446,079)
                                                                                          -------------------------------
=========================================================================================================================
Beneficial Interest Transactions
-------------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from beneficial interest
                        transactions .................................................      (16,252,019)      (36,115,908)
                                                                                          -------------------------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ..................................      (16,810,026)      (28,750,599)
                       Beginning of year .............................................      459,746,933       488,497,532
                                                                                          -------------------------------
                       End of year* ..................................................    $ 442,936,907     $ 459,746,933
                                                                                          ===============================
                          * Undistributed investment income--net .....................    $     892,371     $     821,188
                                                                                          ===============================

      See Notes to Financial Statements.


16   MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2005

Financial Highlights

                                                                                             Class A
                                                               --------------------------------------------------------------------
                                                                                        For the Year Ended
                                                                                            August 31,
The following per share data and ratios have been derived      --------------------------------------------------------------------
from information provided in the financial statements.           2005           2004           2003           2002           2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of year .........    $  11.72       $  11.54       $  11.82       $  11.77       $  11.26
                                                               --------------------------------------------------------------------
               Investment income--net .....................         .53*           .55*           .56*           .57*           .58
               Realized and unrealized gain (loss)--net ...        (.03)           .17           (.28)           .05            .51
                                                               --------------------------------------------------------------------
               Total from investment operations ...........         .50            .72            .28            .62           1.09
                                                               --------------------------------------------------------------------
               Less dividends from investment income--net .        (.52)          (.54)          (.56)          (.57)          (.58)
                                                               --------------------------------------------------------------------
               Net asset value, end of year ...............    $  11.70       $  11.72       $  11.54       $  11.82       $  11.77
                                                               ====================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
               Based on net asset value per share .........        4.40%          6.37%          2.35%          5.46%          9.93%
                                                               ====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
               Expenses, net of reimbursement and excluding
                reorganization expenses ...................         .78%           .78%           .78%           .81%           .79%
                                                               ====================================================================
               Expenses, excluding reorganization expenses          .78%           .78%           .78%           .81%           .79%
                                                               ====================================================================
               Expenses ...................................         .78%           .78%           .78%           .84%           .84%
                                                               ====================================================================
               Investment income--net .....................        4.50%          4.66%          4.74%          4.93%          4.96%
                                                               ====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
               Net assets, end of year (in thousands) .....    $264,482       $258,411       $247,184       $236,181       $219,442
                                                               ====================================================================
               Portfolio turnover .........................       30.78%         24.69%         29.70%         37.35%         55.75%
                                                               ====================================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.


     MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2005  17

                                                                                             Class B
                                                               --------------------------------------------------------------------
                                                                                        For the Year Ended
                                                                                            August 31,
The following per share data and ratios have been derived      --------------------------------------------------------------------
from information provided in the financial statements.           2005           2004           2003           2002           2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of year .........    $  11.72       $  11.54       $  11.82       $  11.77       $  11.26
                                                               --------------------------------------------------------------------
               Investment income--net .....................         .48*           .50*           .51*           .52*           .53
               Realized and unrealized gain (loss)--net ...        (.02)           .18           (.28)           .05            .51
                                                               --------------------------------------------------------------------
               Total from investment operations ...........         .46            .68            .23            .57           1.04
                                                               --------------------------------------------------------------------
               Less dividends from investment income--net .        (.48)          (.50)          (.51)          (.52)          (.53)
                                                               --------------------------------------------------------------------
               Net asset value, end of year ...............    $  11.70       $  11.72       $  11.54       $  11.82       $  11.77
                                                               ====================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
               Based on net asset value per share .........        3.98%          5.94%          1.93%          5.04%          9.48%
                                                               ====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
               Expenses, net of reimbursement and excluding
                reorganization expenses ...................        1.19%          1.18%          1.19%          1.22%          1.20%
                                                               ====================================================================
               Expenses, excluding reorganization expenses         1.19%          1.18%          1.19%          1.22%          1.20%
                                                               ====================================================================
               Expenses ...................................        1.19%          1.18%          1.19%          1.25%          1.25%
                                                               ====================================================================
               Investment income--net .....................        4.10%          4.25%          4.34%          4.52%          4.55%
                                                               ====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
               Net assets, end of year (in thousands) .....    $ 96,650       $118,304       $151,276       $194,733       $221,516
                                                               ====================================================================
               Portfolio turnover .........................       30.78%         24.69%         29.70%         37.35%         55.75%
                                                               ====================================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.


18   MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2005

                                                                                             Class C
                                                               --------------------------------------------------------------------
                                                                                        For the Year Ended
                                                                                            August 31,
The following per share data and ratios have been derived      --------------------------------------------------------------------
from information provided in the financial statements.           2005           2004           2003           2002           2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of year .........    $  11.72       $  11.54       $  11.82       $  11.77       $  11.26
                                                               --------------------------------------------------------------------
               Investment income--net .....................         .47*           .49*           .50*           .51*           .52
               Realized and unrealized gain (loss)--net ...        (.02)           .17           (.28)           .05            .51
                                                               --------------------------------------------------------------------
               Total from investment operations ...........         .45            .66            .22            .56           1.03
                                                               --------------------------------------------------------------------
               Less dividends from investment income--net .        (.47)          (.48)          (.50)          (.51)          (.52)
                                                               --------------------------------------------------------------------
               Net asset value, end of year ...............    $  11.70       $  11.72       $  11.54       $  11.82       $  11.77
                                                               ====================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
               Based on net asset value per share .........        3.88%          5.84%          1.83%          4.94%          9.37%
                                                               ====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
               Expenses, net of reimbursement and excluding
                reorganization expenses ...................        1.29%          1.28%          1.29%          1.32%          1.30%
                                                               ====================================================================
               Expenses, excluding reorganization expenses         1.29%          1.28%          1.29%          1.32%          1.30%
                                                               ====================================================================
               Expenses ...................................        1.29%          1.28%          1.29%          1.35%          1.35%
                                                               ====================================================================
               Investment income--net .....................        4.00%          4.15%          4.24%          4.42%          4.45%
                                                               ====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
               Net assets, end of year (in thousands) .....    $ 45,700       $ 46,900       $ 50,197       $ 36,983       $ 16,357
                                                               ====================================================================
               Portfolio turnover .........................       30.78%         24.69%         29.70%         37.35%         55.75%
                                                               ====================================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.


     MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2005  19

Financial Highlights (concluded)

                                                                                             Class I
                                                               --------------------------------------------------------------------
                                                                                        For the Year Ended
                                                                                            August 31,
The following per share data and ratios have been derived      --------------------------------------------------------------------
from information provided in the financial statements.           2005           2004           2003           2002           2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of year .........    $  11.72       $  11.54       $  11.81       $  11.77       $  11.26
                                                               --------------------------------------------------------------------
               Investment income--net .....................         .54*           .56*           .57*           .58*           .59
               Realized and unrealized gain (loss)--net ...        (.02)           .17           (.27)           .04            .51
                                                               --------------------------------------------------------------------
               Total from investment operations ...........         .52            .73            .30            .62           1.10
                                                               --------------------------------------------------------------------
               Less dividends from investment income--net .        (.54)          (.55)          (.57)          (.58)          (.59)
                                                               --------------------------------------------------------------------
               Net asset value, end of year ...............    $  11.70       $  11.72       $  11.54       $  11.81       $  11.77
                                                               ====================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
               Based on net asset value per share .........        4.50%          6.48%          2.54%          5.48%         10.04%
                                                               ====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
               Expenses, net of reimbursement and excluding
                reorganization expenses ...................         .68%           .68%           .68%           .71%           .69%
                                                               ====================================================================
               Expenses, excluding reorganization expenses          .68%           .68%           .68%           .71%           .69%
                                                               ====================================================================
               Expenses ...................................         .68%           .68%           .68%           .74%           .75%
                                                               ====================================================================
               Investment income--net .....................        4.60%          4.76%          4.84%          5.03%          5.06%
                                                               ====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)  $ 36,105       $ 36,132       $ 39,841       $ 42,873       $ 40,877
                                                               ====================================================================
                       Portfolio turnover .................       30.78%         24.69%         29.70%         37.35%         55.75%
                                                               ====================================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.


20   MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2005

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch California Insured Municipal Bond Fund (the "Fund") is part of Merrill Lynch California Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures are reviewed periodically by the Board of Trustees of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.


     MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2005  21

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Expenses -- Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

(g) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund is required to pay a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. For the year ended August 31, 2005, the Investment Adviser agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in the CMA California Municipal Money Fund. FAM reimbursed the Fund in the amount of $8,120.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                             Account                Distribution
                                        Maintenance Fee                  Fee
--------------------------------------------------------------------------------
Class A ....................................  .10%                        --
Class B ....................................  .25%                       .25%
Class C ....................................  .25%                       .35%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                               FAMD                     MLPF&S
--------------------------------------------------------------------------------
Class A ....................................  $8,858                   $65,663
Class I ....................................  $1,717                   $ 8,725
--------------------------------------------------------------------------------

For the year ended August 31, 2005, MLPF&S received contingent deferred sales charges of $74,185 and $2,496 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $525 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended August 31, 2005, the Fund reimbursed FAM $10,192 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.


22   MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2005

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2005 were $134,815,737 and $141,726,761, respectively.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $16,252,019 and $36,115,908 for the years ended August 31, 2005 and August 31, 2004, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended August 31, 2005                                  Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................     1,668,005    $  19,517,215
Automatic conversion of shares .................       687,586        8,056,701
Shares issued to shareholders in
  reinvestment of dividends ....................       460,636        5,402,855
                                                  -----------------------------
Total issued ...................................     2,816,227       32,976,771
Shares redeemed ................................    (2,267,688)     (26,572,006)
                                                  -----------------------------
Net increase ...................................       548,539    $   6,404,765
                                                  =============================

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended August 31, 2004                                  Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................     1,862,165    $  21,715,625
Automatic conversion of shares .................     1,520,151       17,769,810
Shares issued to shareholders in
  reinvestment of dividends ....................       470,853        5,517,417
                                                  -----------------------------
Total issued ...................................     3,853,169       45,002,852
Shares redeemed ................................    (3,222,586)     (37,606,242)
                                                  -----------------------------
Net increase ...................................       630,583    $   7,396,610
                                                  =============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended August 31, 2005                                  Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................       187,982    $   2,203,871
Shares issued to shareholders in
  reinvestment of dividends ....................       148,916        1,747,316
                                                  -----------------------------
Total issued ...................................       336,898        3,951,187
                                                  -----------------------------
Shares redeemed ................................    (1,486,201)     (17,431,258)
Automatic conversion of shares .................      (687,322)      (8,056,701)
                                                  -----------------------------
Total redemptions ..............................    (2,173,523)     (25,487,959)
                                                  -----------------------------
Net decrease ...................................    (1,836,625)   $ (21,536,772)
                                                  =============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended August 31, 2004                                  Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................       550,699    $   6,445,928
Shares issued to shareholders in
  reinvestment of dividends ....................       203,217        2,383,197
                                                  -----------------------------
Total issued ...................................       753,916        8,829,125
                                                  -----------------------------
Shares redeemed ................................    (2,248,089)     (26,204,483)
Automatic conversion of shares .................    (1,519,589)     (17,769,810)
                                                  -----------------------------
Total redeemed .................................    (3,767,678)     (43,974,293)
                                                  -----------------------------
Net decrease ...................................    (3,013,762)   $ (35,145,168)
                                                  =============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended August 31, 2005                                  Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................       663,641    $   7,785,750
Shares issued to shareholders in
  reinvestment of dividends ....................        84,383          989,892
                                                  -----------------------------
Total issued ...................................       748,024        8,775,642
Shares redeemed ................................      (845,227)      (9,908,126)
                                                  -----------------------------
Net decrease ...................................       (97,203)   $  (1,132,484)
                                                  =============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended August 31, 2004                                  Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................       783,145    $   9,196,564
Shares issued to shareholders in
  reinvestment of dividends ....................        99,268        1,163,896
                                                  -----------------------------
Total issued ...................................       882,413       10,360,460
Shares redeemed ................................    (1,230,288)     (14,363,533)
                                                  -----------------------------
Net decrease ...................................      (347,875)   $  (4,003,073)
                                                  =============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended August 31, 2005                                  Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................       444,568    $   5,205,686
Shares issued to shareholders in
  reinvestment of dividends ....................        72,265          847,615
                                                  -----------------------------
Total issued ...................................       516,833        6,053,301
Shares redeemed ................................      (515,164)      (6,040,829)
                                                  -----------------------------
Net increase ...................................         1,669    $      12,472
                                                  =============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended August 31, 2004                                  Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................       443,328    $   5,185,502
Shares issued to shareholders in
  reinvestment of dividends ....................        74,671          875,059
                                                  -----------------------------
Total issued ...................................       517,999        6,060,561
Shares redeemed ................................      (887,383)     (10,424,838)
                                                  -----------------------------
Net decrease ...................................      (369,384)   $  (4,364,277)
                                                  =============================

     MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2005  23

Notes to Financial Statements (concluded)

5. Short-Term Borrowings:

The Trust on behalf of the Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires in November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended August 31, 2005.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended August 31, 2005 and August 31, 2004 was as follows:

--------------------------------------------------------------------------------
                                                      8/31/2005       8/31/2004
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ..............................   $19,597,444     $21,446,079
                                                     ---------------------------
Total distributions ..............................   $19,597,444     $21,446,079
                                                     ===========================

As of August 31, 2005, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed tax-exempt income--net ..........................    $   516,805
Undistributed long-term capital gains--net ....................             --
                                                                   -----------
Total undistributed earnings--net .............................        516,805
Capital loss carryforward .....................................     (6,510,086)*
Unrealized gains--net .........................................     29,603,709**
                                                                   -----------
Total accumulated earnings--net ...............................    $23,610,428
                                                                   ===========

* On August 31, 2005, the Fund had a net capital loss carryforward of $6,510, 086, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


24   MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2005

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Merrill Lynch California Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust (the "Trust") as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust as of August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 18, 2005

Officers and Trustees

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   130 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         175 Portfolios
            08543-9011     Trustee               (Americas Region) thereof from 2000 to 2001 and
            Age: 51                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.

            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or
              FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the
              Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President,
              Mr. Doll serves at the pleasure of the Board of Trustees. Officers and Trustees (continued)


     MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2005  25

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Trustee      1995 to  Director, The China Business Group, Inc. since 1996   39 Funds        None
Bodurtha**  Princeton, NJ               present  and Executive Vice President thereof from 1996 to     59 Portfolios
            08543-9095                           2003; Chairman of the Board, Berkshire Holding
            Age: 61                              Corporation since 1980; Partner, Squire, Sanders &
                                                 Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Trustee      2005 to  Professor, Harvard University since 1992; Professor,  39 Funds        None
Froot       Princeton, NJ               present  Massachusetts Institute of Technology from            59 Portfolios
            08543-9095                           1986 to 1992.
            Age: 48
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Trustee      2002 to  Member of the Committee of Investment of Employee     39 Funds        Kimco Realty
Grills**    Princeton, NJ               present  Benefit Assets of the Association of Financial        59 Portfolios   Corporation
            08543-9095                           Professionals ("CIEBA") since 1986; Member of
            Age: 70                              CIEBA's Executive Committee since 1988 and its
                                                 Chairman from 1991 to 1992; Assistant Treasurer
                                                 of International Business Machines Corporation
                                                 ("IBM") and Chief Investment Officer of IBM
                                                 Retirement Funds from 1986 to 1993; Member of
                                                 the Investment Advisory Committee of the State of
                                                 New York Common Retirement Fund since 1989;
                                                 Member of the Investment Advisory Committee of
                                                 the Howard Hughes Medical Institute from 1997
                                                 to 2000; Director, Duke University Management
                                                 Company from 1992 to 2004, Vice Chairman thereof
                                                 from 1998 to 2004, and Director Emeritus thereof
                                                 since 2004; Director, LaSalle Street Fund from 1995
                                                 to 2001; Director, Kimco Realty Corporation since
                                                 1997; Member of the Investment Advisory Committee
                                                 of the Virginia Retirement System since 1998,
                                                 Vice Chairman thereof from 2002 to 2005, and
                                                 Chairman thereof since 2005; Director, Montpelier
                                                 Foundation since 1998 and its Vice Chairman since
                                                 2000; Member of the Investment Committee of the
                                                 Woodberry Forest School since 2000; Member
                                                 of the Investment Committee of the National
                                                 Trust for Historic Preservation since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Trustee      1993 to  John M. Olin Professor of Humanities, New York        39 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     59 Portfolios
            08543-9095                           1980; President, Hudson Institute since 1997 and
            Age: 66                              Trustee thereof since 1980; Dean, Gallatin Division
                                                 of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Trustee      2001 to  Shareholder, Modrall, Sperling, Roehl, Harris &       39 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        59 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of
            Age: 63                              the Board of  Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly and Ramo, Attorneys at
                                                 Law P.C. from 1977 to 1993; Director of ECMC
                                                 Group (service provider to students, schools and
                                                 since 2001; Director, United New Mexico Bank (now
                                                 Wells Fargo) from 1983 to 1988; Director, First
                                                 National Bank of New Mexico (now Wells Fargo) from
                                                 1975 to 1976; Vice President, American Law Institute
                                                 since 2004.


26   MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2005

Officers and Trustees (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Trustee      2002 to  Principal of STI Management (investment adviser)      39 Funds          None
Salomon,    Princeton, NJ               present  since 1994; Chairman and CEO of Salomon Brothers      59 Portfolios
Jr.         08543-9095                           Asset Management Inc. from 1992 to 1995; Chairman
            Age: 68                              of Salomon Brothers Equity Mutual Funds from 1992
                                                 to 1995; regular columnist with Forbes Magazine from
                                                 1992 to 2002; Director of Stock Research and U.S.
                                                 Equity Strategist at Salomon Brothers Inc. from 1975
                                                 to 1991; Trustee, Commonfund from 1980 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Trustee      2002 to  Chairman of Fernwood Advisors, Inc. (investment       40 Funds        None
Swensrud    Princeton, NJ               present  adviser) since 1996; Principal, Fernwood Associates   60 Portfolios
            08543-9095                           (financial consultants) since 1975; Chairman of R.P.P.
            Age: 72                              Corporation (manufacturing company) since 1978;
                                                 Director of International Mobile Communications, Inc.
                                                 (telecommunications) since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            *  Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

            ** Co-Chairman of the Board and the Audit Committee.

====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and      since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
            Age: 45        Treasurer    1999 to  President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from present  1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob       Princeton, NJ  Vice         present  Management) of MLIM from 1997 to 2000.
            08543-9011     President
            Age: 54
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ  Vice         present  Management) of MLIM from 1997 to 2000.
            08543-9011     President
            Age: 41
------------------------------------------------------------------------------------------------------------------------------------
Walter C.   P.O. Box 9011  Vice         1993 to  Managing Director of MLIM since 2003; Director (Municipal Tax-Exempt Fund
O'Connor    Princeton, NJ  President    present  Management) of MLIM from 2000 to 2003; Vice President of MLIM from 1993 to 2000.
            08543-9011
            Age: 43
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

     MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2005  27

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch California Insured Municipal Bond Fund of
Merrill Lynch California Municipal Series Trust
Box 9011
Princeton, NJ 08543-9011

                                                                  #10329 -- 8/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Andre F. Perold (resigned as of October 1, 2004), (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending August 31, 2005 - $28,000
                                  Fiscal Year Ending August 31, 2004 - $26,000

         (b) Audit-Related Fees - Fiscal Year Ending August 31, 2005 - $0
                                  Fiscal Year Ending August 31, 2004 - $0

         (c) Tax Fees -           Fiscal Year Ending August 31, 2005 - $7,300
                                  Fiscal Year Ending August 31, 2004 - $5,610

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending August 31, 2005 - $0
                                  Fiscal Year Ending August 31, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending August 31, 2005 - $7,377,027
             Fiscal Year Ending August 31, 2004 - $14,913,836

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust

Date: October 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust

Date: October 19, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust

Date: October 19, 2005